Taxes	12 Months Ended
Dec. 31, 2016
Income Tax Disclosure [Abstract]
Taxes

3.      TAXES

The reconciliation of the expected provision for income tax expense to the actual provision for income tax expense reported in the consolidated statements of operations and comprehensive earnings for the years ended December 31, 2016 and 2015 is as follows:

	2016	2015
Earnings before income taxes	$19,622	$16,957
Expected income tax expense at Canadian statutory income tax rate of 26.5% (2015 - 26.5%)	5,200	4,494
Permanent differences	398	(800)
Effect of change in tax rates	-	154
Foreign withholding taxes paid	1,089	496
Foreign rate differential	158	(683)
Increase in valuation allowance	1,725	3,260
Provision for income tax expense	$8,570	$6,921

During the years ended December 31, 2016 and 2015, the reported earnings before income taxes includes foreign earnings of $542 and losses of $8,299, respectively.

The significant components of the Company’s deferred income tax assets and liabilities as at December 31, 2016 and 2015 are as follows:

	2016	2015
Tax loss carryforwards	$24,096	$26,155
Scientific research and experimental development ("SR&ED") carryforwards	5,051	5,051
Investment tax credits	4,151	4,151
Accounts payable and accrued liabilities	489	1,291
Difference between tax and book value of patent finance obligations	(153)	(343)
Difference between tax and book value of capital and intangible assets	306	(1,072)
Difference between tax and book value of loan receivable	14	27
Total future income tax asset	33,954	35,260
Valuation allowance	(19,308)	(17,583)
Net future income tax asset	$14,646	$17,677

Management has assigned probabilities to the Company’s expected future taxable income based on significant risk factors, sensitivity analysis and timing of non-capital tax losses. The amount of the deferred income tax asset considered realizable could change materially in the near term, based on future taxable income during the carryforward period. The valuation allowance consists of $9,655 in Canada and $9,653 in the US.

As at December 31, 2016, the Company had unused non-capital tax losses of approximately $71,999 (2015 - $77,647) that are due to expire as follows:

	SR&ED Expenditure Pool	Canadian Tax Losses	United States Tax Losses	Consolidated Tax Losses
2030	$-	$1,146	$-	$1,146
2031	-	2,442	601	3,043
2032	-	4,458	2,084	6,542
2033	-	26,703	4,807	31,510
2034	-	4,276	7,629	11,905
2035	-	1,889	4,154	6,043
2036	-	11,810	-	11,810
Indefinite	19,061	-	-	-
	$19,061	$52,724	$19,275	$71,999

The Company also has investment tax credits of $5,647, that expire in various amounts from 2017 to 2032 and $22,068 of capital losses carried forward with no expiry date. Investment tax credits, which are earned as a result of qualifying SR&ED expenditures, are recognized and applied to reduce income tax expense in the year in which the expenditures are made and their realization is reasonably assured.

The Company had no uncertain income tax positions for the years ended December 31, 2016 and 2015.

The Company recognizes interest and penalties related to uncertain tax positions as a component of income tax provision. In the years ended December 31, 2016 and 2015, there were no interest or penalties included in the income tax provision.

The Company files Canadian and U.S. federal and state income tax returns. The Company is subject to examination by the tax authorities for the tax years ended 2010 through 2015.